[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MID CAP
                         GROWTH SERIES

MFS(R) MID CAP GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                              INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and     Massachusetts Financial Services Company
Chief Executive Officer,              500 Boylston Street
MFS Investment Management(R)          Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private     DISTRIBUTOR
investor and trustee                  MFS Fund Distributors, Inc.
                                      500 Boylston Street
William R. Gutow+ - Private           Boston, MA 02116-3741
investor and real estate
consultant; Vice Chairman,            INVESTOR SERVICE
Capitol Entertainment Management      MFS Service Center, Inc.
Company (video franchise)             P.O. Box 2281
                                      Boston, MA 02107-9906
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                    For additional information,
                                      contact your investment professional.
PORTFOLIO MANAGERS
Mark Regan*                           CUSTODIAN
David E. Sette-Ducati*                State Street Bank and Trust Company

TREASURER                             WORLD WIDE WEB
James O. Yost*                        www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
   (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and
   25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, Initial Class shares of the series provided a total return of -3.43% and Service Class shares -3.49%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -12.96% for the series' benchmark, the Russell Mid Cap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Performance over the period was very much a good news/bad news story. The good news was that the portfolio strongly outperformed its benchmark, and the bad news was that performance was nonetheless negative. The market has gone through one of the worst technology slumps in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecom weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

For example, VeriSign, our largest holding as of the end of the period, is a dominant player in both security and domain names for the Internet. We increased our position over the past six to eight months as the stock tumbled along with the overall market slide; we saw this as a buying opportunity because our research indicated that VeriSign's earnings potential remained strong. And in the second quarter of 2001, our decision was vindicated as the company beat earnings expectations and the stock rose considerably.

CSG Systems was another large holding that helped performance. CSG is an outsourcing company that generates bills for cable television, satellite broadcast, and telephone subscribers. Its customers include AT&T Broadband and Cablevision. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may expand faster than Wall Street analysts seem to expect.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations -- having been unjustly punished, in our view, by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. Holdings initiated or increased over the period included Adobe Systems and Advanced Fibre Communications.

A health care holding that performed well over the period was Cytyc. The firm developed and manufactures the ThinPrep Pap Test for cervical cancer screening. Our research indicated some time ago that Cytyc's more-effective test had the potential to become a new standard of care, replacing the existing standard. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles -- including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive procedure -- and the market has increasingly recognized Cytyc's value. We believe that in the third quarter of 2001, the ThinPrep test will achieve the significant milestone of over 50% market penetration.

Looking ahead, we continue to like Cytyc in part because our ongoing contact with company management has indicated that the firm has been doing just what we'd hope a great company would do: take a near-monopoly position in its market and expand the business with new products and services. One such project in development is electronic imaging that uses artificial intelligence to assist a lab technician in reading a ThinPrep test. We think this could potentially result in both faster and more accurate test evaluation.

We also had some disappointments over the period. One area that hurt performance was stocks related to content delivery over the Internet. Although we have largely avoided companies based on websites because many of them have, in our opinion, poor business models, we have invested in a few firms that we feel have great business models. InterNAP Network Services and Akamai Technologies have offered some of the best technology for helping websites deliver content faster and more effectively. SportsLine.com has strategic relationships with networks and with virtually every major league sport. In our view, those relationships make it the dominant sports site on the Internet and potentially a great resource for advertisers targeting a male demographic. In a similar manner, we believe CNET Networks has perhaps the top technology site on the Web and an appeal for advertisers of technology-related products and services. Unfortunately for all these companies, however, it appears to us that advertising on the Internet has virtually fallen off a cliff as the Internet economy has slowed, and their stocks have suffered accordingly.

Our energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. We think that argument has one basic flaw: the commodity supply, at least in natural gas, has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could actually increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions to take advantage of the second-quarter-2001 weakness in those stocks.

     Respectfully,
 /s/ Mark Regan                        /s/  David E. Sette-Ducati

     Mark Regan                             David E. Sette-Ducati
     Portfolio Manager                      Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mark Regan is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. He joined MFS in 1989 as a research analyst. He was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mark is a graduate of Cornell University and MIT's Sloan School of Management.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth and mid- cap growth portfolios of our mutual funds, offshore funds, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers and as an associate with Nicoletti & Company in New York, specializing in corporate finance and mergers and acquisitions strategy.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital

Commencement of investment operations: April 28, 2000

Class inception: Initial Class  April 28, 2000
                 Service Class  May 1, 2000

Size: $42.4 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS

                                     6 Months         1 Year           Life*
------------------------------------------------------------------------------
Cumulative Total Return                -3.43%        -12.75%          -5.94%
------------------------------------------------------------------------------
Average Annual Total Return              --          -12.75%          -5.09%
------------------------------------------------------------------------------

SERVICE CLASS
                                     6 Months         1 Year           Life*
------------------------------------------------------------------------------
Cumulative Total Return                -3.49%        -12.81%          -6.19%
------------------------------------------------------------------------------
Average Annual Total Return              --          -12.81%          -5.30%
------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, April 28, 2000, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 86.0%
--------------------------------------------------------------------------
ISSUER                                               SHARES          VALUE
--------------------------------------------------------------------------
U.S. Stocks - 85.9%
  Advertising & Broadcasting - 0.2%
    Lamar Advertising Co., "A"*                       1,560    $    71,994
    TMP Worldwide, Inc.*                                360         21,305
                                                               -----------
                                                               $    93,299
--------------------------------------------------------------------------
  Agricultural Products - 0.4%
    AGCO Corp.                                       19,969    $   182,716
--------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                   1,160    $    48,708
--------------------------------------------------------------------------
  Automotive - 0.7%
    General Motors Corp., "H"*                       13,880    $   281,070
    Harley-Davidson, Inc.                               400         18,832
                                                               -----------
                                                               $   299,902
--------------------------------------------------------------------------
  Banks & Credit Cos. - 0.6%
    Capital One Financial Corp.                         920    $    55,200
    Comerica, Inc.                                    1,080         62,208
    Providian Financial Corp.                           720         42,624
    SouthTrust Corp.                                  1,750         45,500
    USA Education, Inc.                                 200         14,600
    Washington Mutual, Inc.                             450         16,898
                                                               -----------
                                                               $   237,030
--------------------------------------------------------------------------
  Biotechnology - 0.2%
    Guidant Corp.*                                    2,100    $    75,600
    Waters Corp.*                                       810         22,364
                                                               -----------
                                                               $    97,964
--------------------------------------------------------------------------
  Business Services - 10.6%
    Concord EFS, Inc.*                                9,530    $   532,250
    DST Systems, Inc.*                                  810         42,687
    Fiserv, Inc.*                                     6,740        423,879
    Global Payments, Inc.*                            1,490         44,849
    S1 Corp.*                                        22,925        297,108
    VeriSign, Inc.*                                  54,359      3,155,540
                                                               -----------
                                                               $ 4,496,313
--------------------------------------------------------------------------
  Communication Services - 0.6%
    SBA Communications Corp.*                        10,460    $   244,136
--------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    SanDisk Corp.*                                    2,310    $    63,987
--------------------------------------------------------------------------
  Computer Software - Services - 9.0%
    CheckFree Corp.*                                 47,511    $ 1,637,229
    ePresence, Inc.*                                     74            272
    Informatica Corp.*                                   50            850
    Internet Security Systems, Inc.*                 20,580        997,307
    Netegrity, Inc.*                                 11,100        353,535
    RSA Security, Inc.*                              26,279        814,649
                                                               -----------
                                                               $ 3,803,842
--------------------------------------------------------------------------
  Computer Software - Systems - 15.6%
    Adobe Systems, Inc.                              22,920    $ 1,076,782
    BMC Software, Inc.*                               2,520         56,801
    Cadence Design Systems, Inc.*                     2,300         42,849
    Citrix Systems, Inc.*                            64,770      2,266,950
    Computer Network Technology Corp.*                1,786         16,217
    Comverse Technology, Inc.*                       16,915        976,672
    CSG Systems International, Inc.*                 18,466      1,094,295
    Digex, Inc.*                                      9,020        111,126
    Extreme Networks, Inc.*                           2,180         62,457
    I2 Technologies, Inc.*                              690         13,558
    JNI Corp.*                                          590          7,906
    Peoplesoft, Inc.*                                 1,030         49,852
    Rational Software Corp.*                         23,980        676,955
    Siebel Systems, Inc.*                             1,810         86,084
    VERITAS Software Corp.*                           1,220         82,216
                                                               -----------
                                                               $ 6,620,720
--------------------------------------------------------------------------
  Consumer Goods & Services
    Sportsline.com, Inc.*                             4,736    $    12,219
--------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    QLogic Corp.*                                       790    $    50,852
--------------------------------------------------------------------------
  Electronics - 0.7%
    Atmel Corp.*                                      3,090    $    40,170
    Cable Design Technologies Corp.*                  7,666        123,883
    Cypress Semiconductor Corp.*                      1,210         28,858
    DuPont Photomasks, Inc.*                            120          5,808
    Integrated Device Technology, Inc.*                 350         10,815
    Linear Technology Corp.                             300         13,500
    LSI Logic Corp.*                                  3,940         74,072
                                                               -----------
                                                               $   297,106
--------------------------------------------------------------------------
  Energy
    Aquila Inc.                                         400    $     9,860
--------------------------------------------------------------------------
  Energy - Independent - 0.1%
    Reliant Resources, Inc.*                            810    $    20,007
--------------------------------------------------------------------------
  Entertainment - 0.3%
    Entercom Communications Corp.*                    1,020    $    54,682
    Hearst-Argyle Television, Inc.*                     350          7,000
    Sirius Satellite Radio, Inc.*                       840          9,131
    Univision Communications, Inc., "A"*              1,120         47,914
                                                               -----------
                                                               $   118,727
--------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Franklin Resources, Inc.                            410    $    18,766
    Golden West Financial Corp.                         320         20,557
                                                               -----------
                                                               $    39,323
--------------------------------------------------------------------------
  Financial Services
    Instinet Group, Inc.                                950    $    17,338
--------------------------------------------------------------------------
  Food & Beverage Products - 0.1%
    Del Monte Foods Co.*                              5,560    $    46,593
--------------------------------------------------------------------------

U.S. Stocks - continued
  Healthcare - 0.1%
    Caremark Rx, Inc.*                                  800    $    13,160
    First Health Group Corp.*                         1,080         29,041
                                                               -----------
                                                               $    42,201
--------------------------------------------------------------------------
  Insurance - 0.6%
    CIGNA Corp.                                       1,330    $   127,441
    Willis Group Holdings Ltd.*                       6,280        111,470
                                                               -----------
                                                               $   238,911
--------------------------------------------------------------------------
  Internet - 2.7%
    Akamai Technologies, Inc.*                       53,650    $   477,485
    CNET Networks, Inc.*                             35,101        421,914
    InterNAP Network Services Corp.*                 61,900        185,081
    Switchboard, Inc.*                                9,708         58,636
                                                               -----------
                                                               $ 1,143,116
--------------------------------------------------------------------------
  Media - 0.2%
    Radio One, Inc.*                                  2,070    $    45,913
    Westwood One, Inc.*                                 820         30,217
                                                               -----------
                                                               $    76,130
--------------------------------------------------------------------------
  Medical & Health Products - 0.3%
    Allergan, Inc.                                    1,360    $   116,280
    Stryker Corp.                                       440         24,134
                                                               -----------
                                                               $   140,414
--------------------------------------------------------------------------
  Medical & Health Technology Services - 5.8%
    Applera Corp. - Applied Biosystems Group         22,100    $   591,175
    Arthrocare Corp.*                                 4,690        121,987
    Cytyc Corp.*                                     52,392      1,206,588
    Davita, Inc.*                                     7,899        160,587
    Genzyme Corp.*                                    1,610         94,877
    IMS Health, Inc.                                  4,030        114,855
    Martek Biosciences Corp.*                         3,183         85,623
    Unilab Corp.                                        330          8,395
    VISX, Inc.*                                       4,696         90,867
                                                               -----------
                                                               $ 2,474,954
--------------------------------------------------------------------------
  Oil Services - 12.2%
    Baker Hughes, Inc.                                  510    $    17,085
    BJ Services Co.*                                  6,640        188,443
    Cooper Cameron Corp.*                            11,050        616,590
    Diamond Offshore Drilling, Inc.                  17,519        579,003
    Global Industries, Inc.*                         39,258        515,458
    Global Marine, Inc.*                             40,380        752,279
    Halliburton Co.                                     220          7,832
    Noble Affiliates, Inc.                           10,798        381,709
    Noble Drilling Corp.*                            41,188      1,348,907
    Smith International, Inc.*                          460         27,554
    Transocean Sedco Forex, Inc.                     16,120        664,950
    Varco International, Inc.*                          690         12,841
    Weatherford International, Inc.*                    960         46,080
                                                               -----------
                                                               $ 5,158,731
--------------------------------------------------------------------------

U.S. Stocks - continued
  Oils - 11.0%
    Apache Corp.                                     22,141    $ 1,123,656
    Devon Energy Corp.                               24,540      1,288,350
    EOG Resources, Inc.                              37,718      1,340,875
    Houston Exploration Co.*                         18,418        575,562
    Newfield Exploration Co.*                         9,852        315,855
                                                               -----------
                                                               $ 4,644,298
--------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    IntraBiotics Pharmaceuticals, Inc.*               6,887    $     8,747
    IVAX Corp.*                                       2,780        108,420
    Sepracor, Inc.*                                     880         34,584
    United Therapeutics Corp.*                        4,019         53,654
    United Therapeutics Corp.*+                         500          6,505
    Watson Pharmaceuticals, Inc.*                       510         31,436
                                                               -----------
                                                               $   243,346
--------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Gannett Co., Inc.                                   670    $    44,153
    Meredith Corp.                                    1,060         37,959
    Scholastic Corp.*                                 6,934        292,684
    Scripps (E.W.) Howard, Inc., "A"                    350         24,150
    Tribune Co.                                         960         38,409
                                                               -----------
                                                               $   437,355
--------------------------------------------------------------------------
  Real Estate Investment Trusts
    Pinnacle Holdings, Inc.*                            722    $     3,935
--------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Brinker International, Inc.*                      1,990    $    51,441
    Four Seasons Hotels, Inc.                           350         19,373
    Starbucks Corp.*                                  1,060         23,479
    Starwood Hotels & Resorts Co.                       450         16,776
                                                               -----------
                                                               $   111,069
--------------------------------------------------------------------------
  Retail
    BJ's Wholesale Club, Inc.*                          150    $     7,989
--------------------------------------------------------------------------
  Special Products & Services - 0.1%
    SPX Corp.*                                          350    $    43,813
--------------------------------------------------------------------------
  Technology - 0.1%
    Macrovision Corp.                                   800    $    54,160
    Palm, Inc.*                                       1,110          6,732
                                                               -----------
                                                               $    60,892
--------------------------------------------------------------------------
  Telecommunications - 11.3%
    Advanced Fibre Communications, Inc.*             24,010    $   549,109
    American Tower Corp., "A"*                       38,321        792,095
    Aware, Inc.*                                        850          7,234
    Cabletron Systems, Inc.*                          4,950        113,108
    Charter Communications, Inc.*                     2,960         69,027
    CIENA Corp.*                                     17,560        666,226
    EchoStar Communications Corp.*                   40,890      1,290,079
    Emulex Corp.*                                     9,890        385,908
    Juniper Networks, Inc.*                           1,350         41,783

U.S. Stocks - continued
  Telecommunications - continued
    Network Appliance, Inc.*                          1,940    $    26,675
    ONI Systems Corp.*                               22,300        607,251
    Tekelec Co.*                                      8,420        222,709
    Vignette Corp.*                                   4,290         37,666
                                                               -----------
                                                               $ 4,808,870
--------------------------------------------------------------------------
Total U.S. Stocks                                              $36,436,666
--------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Canada
    Southern Africa Minerals Corp. (Diversified
      Minerals)*                                      2,100    $       194
--------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                 1,340    $    68,340
--------------------------------------------------------------------------
Total Foreign Stocks                                           $    68,534
--------------------------------------------------------------------------
Total Stocks (Identified Cost, $37,524,494)                    $36,505,200
--------------------------------------------------------------------------
Convertible Bond - 1.4%
--------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
--------------------------------------------------------------------------
U.S. Bonds - 1.4%
  Telecommunications - 1.4%
    Echostar Communications Corp.##, 5.75s, 2008  $     620    $   577,375
--------------------------------------------------------------------------
Total Bonds (Identified Cost, $588,180)                        $   577,375
--------------------------------------------------------------------------
Short-Term Obligations - 8.1%
--------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                    $     197    $   196,977
    Citigroup, Inc., due 7/02/01                        511        510,941
    Dow Chemical Co., due 7/02/01                       383        382,956
    General Electric Capital Corp., due 7/02/01       1,101      1,100,875
    Prudential Funding Corp., due 7/02/01               221        220,975
    UBS Finance, Inc., due 7/02/01                    1,033      1,032,881
--------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  3,445,605
--------------------------------------------------------------------------
Repurchase Agreement - 1.2%
--------------------------------------------------------------------------
    Merrill Lynch, dated 06/29/01, due 07/02/01,
      total to be received $517,176
      (secured by various U.S. Treasury &
      Federal Agency obligations in a
      jointly traded account), at Cost            $     517    $   517,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $42,075,279)               $41,045,180
Other Assets, Less Liabilities - 3.3%                            1,383,085
--------------------------------------------------------------------------
Net Assets - 100.0%                                            $42,428,265
--------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
JUNE 30, 2001
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $42,075,279)           $41,045,180
  Investments of cash collateral for securities loaned,
     at identified cost and value                                  1,126,238
  Cash                                                                   853
  Receivable for series shares sold                                  908,403
  Receivable for investments sold                                    724,261
  Dividends and interest receivable                                    5,718
                                                                 -----------
      Total assets                                               $43,810,653
                                                                 -----------
Liabilities:
  Payable for series shares reacquired                                $  100
  Payable for investments purchased                                  253,913
  Collateral for securities loaned, at value                       1,126,238
  Payable to affiliates -
    Management fee                                                     1,669
    Reimbursement fee                                                    332
    Distribution fee                                                     136
                                                                 -----------
      Total liabilities                                          $ 1,382,388
                                                                 -----------
Net assets                                                       $42,428,265
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $43,703,262
  Unrealized depreciation on investments                          (1,030,099)
  Accumulated net realized loss on investments                      (244,708)
  Accumulated net investment loss                                       (190)
                                                                 -----------
      Total                                                      $42,428,265
                                                                 ===========
Shares of beneficial interest outstanding                         4,564,229
                                                                  =========
Initial Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $29,362,076 / 3,155,696
    shares of beneficial interest outstanding)                     $9.30
                                                                   =====
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $13,066,189 / 1,408,533
    shares of beneficial interest outstanding)                     $9.28
                                                                   =====

See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
----------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                $  104,730
    Dividends                                                   10,910
                                                            ----------
      Total investment income                               $  115,640
                                                            ----------

  Expenses -
    Management fee                                          $   89,457
    Shareholder servicing agent fee                              4,168
    Distribution fee (Service Class)                             8,462
    Administrative fee                                           2,086
    Custodian fee                                                6,704
    Printing                                                     5,652
    Auditing fees                                                7,322
    Legal fees                                                   1,793
    Miscellaneous                                                1,127
                                                            ----------
      Total expenses                                        $  126,771
    Fees paid indirectly                                          (295)
    Reduction of expenses by investment adviser                (10,666)
                                                            ----------
      Net expenses                                          $  115,810
                                                            ----------
        Net investment loss                                 $     (170)
                                                            ----------
Realized and unrealized loss on investments:
  Realized loss from investment transactions
    (identified cost basis) -                               $  (92,492)
  Change in unrealized depreciation from investments          (181,246)
                                                            ----------
        Net realized and unrealized loss on investments     $ (273,738)
                                                            ----------
          Decrease in net assets from operations            $ (273,908)
                                                            ==========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                 PERIOD ENDED
                                                              JUNE 30, 2001           DECEMBER 31, 2000*
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income (loss)                                $      (170)                 $     9,136
    Net realized gain (loss) on investments                         (92,492)                     143,181
    Net unrealized loss on investments                             (181,246)                    (848,853)
                                                                -----------                  -----------
      Decrease in net assets from operations                    $  (273,908)                 $  (696,536)
                                                                -----------                  -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $    (9,156)                 $ --
  From net realized gain in investment and foreign
    currency transactions (Initial Class)                          (207,643)                   --
  From net realized gain in investment and foreign
    currency transactions (Service Class)                           (87,754)                   --
                                                                -----------                  -----------
      Total distributions declared to shareholders              $  (304,553)                 $ --
                                                                -----------                  -----------
Net increase in net assets from series share transactions       $30,533,614                  $13,169,648
                                                                -----------                  -----------
      Total increase in net assets                              $29,955,153                  $12,473,112
Net assets:
    At beginning of period                                      $12,473,112                    --
                                                                -----------                  -----------
    At end of period (including accumulated net
      investment loss and undistributed net
      investment income of $190 and $9,136,
      respectively)                                             $42,428,265                  $12,473,112
                                                                ===========                  ===========

*For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                                 JUNE 30, 2001                 PERIOD ENDED
                                                                   (UNAUDITED)           DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   9.74                       $10.00
                                                                      --------                       ------

Income from investment operations# -
  Net investment income(S)                                            $   0.00**                     $ 0.03
  Net realized and unrealized loss on investments                        (0.33)                       (0.29)
                                                                      --------                       ------
    Total from investment operations                                  $  (0.33)                      $(0.26)
                                                                      --------                       ------
Less distributions declared to shareholders -
  From net investment income                                          $  (0.00)**                    $  --
  From net realized gain on investments and foreign currency
    transactions                                                         (0.11)                         --
                                                                      --------                       ------
    Total distributions declared to shareholders                      $  (0.11)                      $  --
                                                                      --------                       ------
Net asset value - end of period                                       $   9.30                       $ 9.74
                                                                      ========                       ======
Total return                                                             (3.43)%++                    (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              0.90%+                       0.91%+
  Net investment income                                                   0.05%+                       0.45%+
Portfolio turnover                                                          42%                          84%
Net assets at end of period (000 Omitted)                             $ 29,362                       $5,440

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                              $  (0.00)**                  $  (0.05)
     Ratios (to average net assets):
       Expenses##                                                         0.99%+                       2.21%+
       Net investment loss                                               (0.04)%+                     (0.85)%+

 * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
** Per share amount was less than $0.01 or $(0.01).
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                                 JUNE 30, 2001                 PERIOD ENDED
                                                                   (UNAUDITED)           DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   9.72                       $10.00
                                                                      --------                       ------

Income from investment operations# -
  Net investment income (loss)(S)                                     $  (0.00)**                    $ 0.02
  Net realized and unrealized loss on investments                        (0.33)                       (0.30)
                                                                      --------                       ------
    Total from investment operations                                  $  (0.33)                      $(0.28)
                                                                      --------                       ------
Less distributions declared to shareholders
  from net realized gain on investments and foreign currency
    transactions                                                      $  (0.11)                      $  --
                                                                      --------                       ------
Net asset value - end of period                                       $   9.28                       $  9.72
                                                                      ========                       =======
Total return                                                             (3.49)%++                    (2.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.10%+                       1.11%+
  Net investment income (loss)                                           (0.09)%+                      0.25%+
Portfolio turnover                                                          42%                          84%
Net assets at end of period (000 Omitted)                             $ 13,066                       $7,033

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                              $  (0.01)                    $  (0.07)
     Ratios (to average net assets):
       Expenses##                                                         1.19%+                       2.41%+
       Net investment loss                                               (0.18)%+                     (1.05)%+

 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
** Per share amount was less than $0.01 or $(0.01).
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the Trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 7 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 30, 2001, due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $1,070,596. These loans were collateralized by cash of $1,126,238, which was invested in the following short-term obligation:
                                                              IDENTIFIED COST
                                                   SHARES           AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    1,126,238          $1,126,238
                                                                   ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $49,418.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $35,839,553 and $8,772,481, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $42,075,279
                                                            -----------
Gross unrealized depreciation                                (4,045,825)
Gross unrealized appreciation                                 3,015,726
                                                            -----------
    Net unrealized depreciation                             $(1,030,099)
                                                            ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                 SIX MONTHS ENDED JUNE 30, 2001        PERIOD ENDED DECEMBER 31, 2000*
                                 ------------------------------        ------------------------------
                                         SHARES          AMOUNT                SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                           2,731,336    $ 25,114,134               592,461    $  6,026,795
Shares issued to shareholders in
  reinvestment of distributions          23,387         216,796                  --              --
Shares reacquired                      (157,496)     (1,418,452)              (33,992)       (356,878)
                                   ------------    ------------          ------------    ------------
    Net increase                      2,597,227    $ 23,912,478               558,469    $  5,669,917
                                   ============    ============          ============    ============

Service Class shares
                                 SIX MONTHS ENDED JUNE 30, 2001        PERIOD ENDED DECEMBER 31, 2000*
                                 ------------------------------        ------------------------------
                                         SHARES          AMOUNT                SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                           1,375,185    $ 13,263,948             1,041,651    $ 10,763,831
Shares issued to shareholders in
  reinvestment of distributions           9,487          87,752                  --              --
Shares reacquired                      (699,906)     (6,730,564)             (317,884)     (3,264,100)
                                   ------------    ------------          ------------    ------------
    Net increase                        684,766    $  6,621,136               723,767    $  7,499,731
                                   ============    ============          ============    ============

 * For the period from the commencement of the series' investment operations, April 28, 2000, through
   December 31, 2000.
** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.


(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $108. The series had no borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2001, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.02% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                 DATE OF
DESCRIPTION                  ACQUISITION      SHARES       COST         VALUE
-----------------------------------------------------------------------------
United Therapeutics Corp.        7/13/00         500    $55,000        $6,505
                                                                       ------
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(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VMG-3 8/01 240